                                                                   EXHIBIT 10.19

                            FUEL CARRIER AGREEMENT


     THIS AGREEMENT ("Agreement") is made effective as of the 1st day of March, 2000 (the "Effective Date"), between PETRO STOPPING CENTERS, L.P., a Delaware limited partnership ("Petro"), and C&R DISTRIBUTING, INC., a Texas Corporation ("Carrier").

                                    RECITALS

     a. Petro owns and operates a chain of full service travel plazas known as Petro Stopping Centers. The Petro Stopping Center(s) which is (are) the subject of this Agreement (the "Stopping Center" or "Stopping Centers", whether one or more) is(are) set forth on "Schedule A" , attached hereto and made a part hereof for all purposes.

     b.   Carrier is a fuel hauler in the United States market.

     c. Petro desires to have delivered and Carrier desires to deliver fuel from the various specified fuel terminals to fuel tank or tanks designated by Petro at the Stopping Center.

     NOW, THEREFORE, in consideration of the terms, covenants and conditions provided for herein, Petro and Carrier hereby agree as follows:

                                   AGREEMENT

     1. TERM OF AGREEMENT. This Agreement is for an initial term of three (3) years (the "Initial Term") commencing as of the Effective Date. Upon expiration of the Initial Term, this Agreement shall renew for subsequent and successive one (1) year terms (each, a "Renewal Term"), subject, however, to either party's right to terminate this Agreement upon not less than ninety (90) days prior written notice to the other during any such Renewal Term. Each Renewal Term shall be on the same terms and conditions as set forth herein.

     Notwithstanding the foregoing, either party hereto shall have the right upon notice given on or before October 31 of any year during the term hereof, to delete a Stopping Center location described on Exhibit A commencing as of January 1 of the next year.

     Petro and Carrier acknowledge that the services to be provided by Carrier will be "phased in" and implemented with regards to each of the Stopping Centers between the Effective Date and May 1, 2000 ("Completion Date"). In the event Carrier fails to complete the implementation of these Delivery Services (as hereafter defined) at each of the Stopping Centers on or before the Completion Date, Petro, at its election, may terminate this Agreement.

     2. SALE OF EQUIPMENT. Contemporaneously with the execution of this Agreement, Petro has delivered to Carrier a Bill of Sale pursuant to which, Petro has sold to Carrier certain trucks, trailers and equipment, which may be used by Carrier in performing the Delivery Services. From and after the Effective Date, and pending the Completion Date and implementation of the Delivery Services at each of the Stopping Centers, Carrier does hereby lease to Petro the continued right to use the Equipment (as defined in the Bill of Sale) for delivery of fuel to each of the Stopping Centers as required by Petro. Carrier and Petro shall agree with respect to the order in which the Delivery Services shall be implemented at each of the Stopping Centers.

     3. DELIVERY SERVICES. Upon the terms and conditions of this Agreement, Petro hereby grants and demises unto Carrier a right to enter the Stopping Center to deliver fuel to designated fuel tank or tanks at the Stopping Center ("Delivery Services"). Petro shall not be required to accept more fuel than is desired by Petro at the time of any delivery. Carrier shall deliver fuel to Petro on a ratable, timely and mutually agreed upon schedule, which in any event
is within twenty-four hours of Petro's order.   Petro shall designate to Carrier
the quantities and from which terminals fuel is to be obtained on a daily basis. Petro will obtain terminal access cards for Carrier and Carrier will use its best efforts to comply with such terminal requirements.

     4. FEE AND PAYMENT ARRANGEMENTS. Petro shall pay a per delivered gallon freight rate for fuel, gasoline and/or diesel, at the time of delivery, at the prices specified in Schedule A. Invoices will be sent to Petro via DTN (FF01
CFAE) or by facsimile (915/774-7381) no later than seven (7) days after the date of delivery. Payment shall be made by Petro in the form of a check for fuel delivered and accepted no later than ten (10) days after receipt of invoice. Carrier's use of delivery receipts, purchase orders (or any other forms required to be signed by Petro) are for the convenience of Carrier.

     Carrier and Petro shall agree upon the delivery charges to be paid by Petro for the Delivery Services herein described based upon the following: (i) Pricing to Petro under the terms of this Agreement shall be capped at the average of the 2 lowest common carrier bids obtained by Petro. (ii) Petro shall obtain competitive bids from other common carriers on a location by location basis for each Stopping Center location described on Schedule A. These competitive bids shall be used to calculate the average described in (i) above. The average as calculated will become the "CPG (cent per gallon) contract rate" and the maximum rate payable by Petro hereunder. (iii) In establishing the CPG contract rate, however (a) if a common carrier bid under 1.5 cent per gallon is lower than the next lowest common carrier bid by more than ten percent (10%), such common carrier bid will not be used and (b) if a common carrier bid 1.5 cent per gallon and is lower by more than fifteen percent (15%) than the next highest common carrier bid, it will not be used. Once established, the CPG contract rate shall remain in effect and will be paid by Petro to Carrier, subject to adjustment as herein provided.

     Carrier will reconcile and Petro will review and approve the actual truck operating costs incurred by Carrier semi-annually during the term of this Agreement, commencing December 31, 2000 and continuing each June 30 and December 31 thereafter. Information required to conduct the reconciliation shall be provided to Petro by Carrier within thirty (30) days after each semi-annual review date. Such review and reconciliation will be based upon the pro-forma set forth in Schedule B attached hereto and made a part hereof, and as a result of such review and reconciliation, Carrier and Petro shall agree upon the actual CPG rate on a location by location basis, and adjustments will be made as follows: (i) in the event the actual CPG rate is greater than the CPG contract rate, no adjustment will be made; (ii) however, if the actual CPG rate is less than the contract CPG rate, Petro will receive fifty percent (50%) of such difference in cash within fifteen (15) days of completion of the review and reconciliation and Carrier will be entitled to retain the balance.

     Subject to the reconciliation procedures above, the CPG contract rate(s) for the period between the Effective Date and December 31, 2001 are set forth on Schedule A attached hereto and made a part hereof. Petro shall be entitled to obtain bids for the Delivery Services contemplated herein for purposes of establishing the CPG contract rate for the year commencing January 1, 2002 and annually thereafter with notice by October 31 of each year if Petro shall so elect.

     Notwithstanding the CPG contract rate provided for herein, in an environment of fluctuating fuel prices Carrier reserves the right to charge a premium, delivery charge or other "surcharge" consistent with those charges then being assessed by not less than two (2) other common carriers doing business in the same transportation market. In the event Carrier elects to impose such a premium, delivery charge or other "surcharge", Carrier must give Petro not less than fifteen (15) days prior written notice. The right of Carrier to continue to assess such a premium, delivery charge or other "surcharge" shall remain only so long as such charges are imposed by not less than two (2) other common carriers doing business in the same transportation market as the impacted Stopping Center.

     5. INDEPENDENT CONTRACTOR. In performing the Delivery Services, Carrier shall operate as and have the status of an independent contractor and shall not act as or be an agent or employee of Petro. For this reason all of Carrier's activities will be at its own risk and Carrier and its employees shall not be entitled to Worker's Compensation, health insurance or similar benefits or other insurance protection provided by Petro; on the contrary, Carrier shall make its own arrangements for payment of hospital and medical costs for Carrier and its employees in connection with an injury or illness and other insurance coverages for the activities or work performed in connection with the Delivery Services. Carrier is entirely independent of Petro; this Agreement creates no relationship
between the parties except as set forth herein.   As an independent contractor,
Carrier will be solely responsible for determining the means and methods for performing the Delivery Services; provided, however, Carrier shall perform all work at the

Stopping Center in a workmanlike, quiet, safe and clean manner, creating no unnecessary disturbance of any type, in accordance with the standards maintained by Petro in its other operations at the Stopping Center.

     6. INDEMNIFICATION. Carrier hereby agrees to indemnify, defend, protect and hold harmless Petro and its related entities and all of their respective partners, directors, officers, employees, agents, authorized representatives, successors, or assigns from and against any and all suits, actions, legal or administrative proceedings, claims, demands, damages, losses, liabilities, interests, attorneys fees, costs and expenses of whatever kind or nature and in any manner directly or indirectly caused, occasioned, or contributed to, in whole or in part, by reason of Carrier's breach of this Agreement or the performance of its obligations under this Agreement, or the negligence, whether active or passive, of Carrier or an employee or anyone acting under Carrier's direction or control or on its behalf in connection with, or incident to, the performance of Carrier's obligations under this Agreement. Carrier's obligations under this Section shall apply to the fullest extent permitted by law but shall not apply to liabilities caused by the sole or gross negligence or willful misconduct of the party indemnified or held harmless.

     7. INSURANCE. Carrier shall procure and maintain throughout the term of this Agreement, the following policies of insurance:

          a. A policy or policies of commercial general liability insurance, including blanket contractual liability, insuring Carrier against any liability for injury or death to a person or persons, and for damage to or destruction of property occasioned by or arising out of or in connection with the Delivery Services. Such policy or policies shall be in an amount not less than Two Million Dollars ($2,000,000) single limit, combined bodily injury and property damage each occurrence, Five Million Dollars ($5,000,000) in the aggregate, with a damage legal limit in an amount of at least Two Million Dollars ($2,000,000). Such policies shall specifically insure against pollution and environmental hazard liability in at least the aforementioned amounts.

          b. A policy or policies of workers' compensation insurance to cover every contractor or employee to be employed or retained by Carrier in connection with the Delivery Services. Coverage limits shall be satisfactory to Petro, and in no event shall coverage be less than any applicable statutory limits. Further, Carrier shall carry employer liability insurance in the minimum amount required by law.

          c. Each policy required hereunder shall be carried with a reputable insurance carrier licensed to do business in the State in which the Stopping Center is located and approved by Petro. Self-insured retentions shall not exceed Five Thousand Dollars ($5,000) unless a larger amount is approved by Petro. In all instances of self-insured retention of more than Five Thousand Dollars ($5,000), Petro shall be furnished with a certificate of excess liability coverage or a financial statement acceptable to Petro. Carrier shall furnish Petro with a certificate of insurance not less than ten (10) days before Carrier's commencement of the Delivery Services and providing for notice to Petro not less than thirty (30) days before each current policy expires. Each policy required hereunder shall provide that there will be no cancellations, nonrenewal or material change in the coverage without at least thirty days prior written notice to Petro. The commercial general liability and automobile policies shall name Petro as additional insured and provide that Petro is entitled to recover for the negligence of Carrier and shall also contain a waiver of subrogation in favor of Petro. The workers' compensation policy shall contain an insurer's waiver of subrogation in favor of Petro, to the extent available on a commercially reasonable basis.

     8. STANDARD OF CARE. Carrier shall use and shall cause its employees and agents to use the proper level of care and caution in transporting, delivering and handling fuel to and at the designated fuel tank or tanks at the Stopping Center. Carrier shall not permit the release of any fuel or other hazardous substances on or about any property owned or operated by Petro or any of its affiliates. Carrier shall be responsible for all fuel and any damages arising as a result of its transportation, delivery, storage, or handling and charges therefor, up to and including the time at which such fuel is safely transported into the designated fuel tank or tanks at the Stopping Center.

     9.   OTHER OBLIGATIONS OF CARRIER.

          a. Carrier shall leave the area of the Stopping Center at which it performed the Delivery Services in substantially the same condition that it was prior to Carrier performing the Delivery Services.

          b. Carrier shall obtain and maintain in effect all permits or licenses required by any government authority or agency which are necessary for the performance of the Delivery Services at the Stopping Center, and shall furnish Petro with copies of such permits or licenses upon request. In addition, Carrier shall comply with any and all ordinances or laws governing the operation of its business, specifically including, but not limited to, environmental rules, regulations, laws or ordinances.

          c. Carrier, at its sole cost and expense, repair and maintain all equipment used in connection with the Delivery Services contemplated herein. To the extent practical, Carrier will use its best efforts to obtain all normal, preventative maintenance service and repair work through Petro:Lube facilities. In exchange for such agreement, Petro agrees to provide all parts, tires, additives and oils purchased at the Petro:Lube facilities to Carrier at Petro's cost therefore; provided that all labor rates for work performed will be at the full retail rates of the Petro:Lube facility where such services are performed.

     10. OTHER ACKNOWLEDGMENTS AND AGREEMENTS. Carrier hereby acknowledges and agrees:

          a. While this Agreement is intended to be exclusive between Carrier and Petro with respect to the Stopping Centers as defined on Schedule A as may be amended from time to time, Carrier acknowledges that Petro may enter into agreements and grant similar rights with respect to other Petro travel plaza stopping center facilities from time to time.

          b. That Carrier shall not purport or claim to anyone at any time that Carrier is an employee or agent of Petro or that Carrier and Petro have any agreement or understanding whatsoever aside from this Agreement.

          c. In the event that the expenses incurred by Carrier in connection with the Delivery Services herein contemplated include the cost of delivery to other third parties, Carrier shall, at the time of each semi-annual review and reconciliation as described in Paragraph 4 above, provide to Petro an accounting of the gross revenue derived therefrom and the related expenses. In such event, the semi-annual review and reconciliation shall include a calculation of the net proceeds from such third party deliveries (gross proceeds, less actual related expenses) and Petro shall be entitled to fifty percent (50%) of such net proceeds. Any net proceeds payable by Carrier to Petro shall be paid in cash within fifteen (15) days after completion of such review and reconciliation.

     11.  DEFAULT AND REMEDIES.

          a. Default by Petro. In the event Petro shall fail to pay any amount within fifteen (15) days of the date due hereunder, Carrier shall provide written notice thereof to Petro. If Petro fails to cure such default within fifteen (15) days of such notice, Carrier may terminate this Agreement and proceed with all legal remedies to collect the amounts then due and owing to Carrier.

          b Default by Carrier. In the event of any breach or default hereunder by Carrier, Petro shall provide written notice specifying such breach or default and provide Carrier 30 days from receipt of said notice to cure the same. In the event Carrier fails to cure any breach or default hereunder within 30 days, Petro may terminate this Agreement and pursue any and all remedies available at law or in equity for damages as a result thereof.

     12.  MISCELLANEOUS.

          a. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas. Any controversy or claim between the parties hereto including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the rules of the American Arbitration Association. The parties hereto consent to the jurisdiction of the courts of the State of Texas for all purposes in connection with arbitration including the entry of judgment on any award.

          b. No waiver by either Petro or Carrier of any breach or default of any term, condition or covenant of this Agreement shall be construed as a waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein, nor shall any such waiver act as an amendment to this Agreement.

          c. This Agreement is between Carrier and Petro. It is nonassignable by Carrier and any attempt by Carrier to assign this Agreement will terminate the rights and privileges granted to Carrier hereunder. Further, without limiting the generality of the foregoing, Carrier may not delegate to or contract with any third party to perform the Delivery Services contemplated herein, without the prior written consent of Petro.

          d. Any use of gender herein shall apply to both genders, any use of a pronoun to all pronouns and any use of the singular to the plural, where appropriate. Headings herein are used for convenience only and in no wise constitute any part of the Agreement.

          e. The fact that this Agreement was prepared by counsel for Petro shall not warrant construction thereof for or against either party for that reason.

          f. It is hereby understood and agreed that this Agreement constitutes the entire contract and agreement between the parties relating to the herein contained subject matter. Specifically, the terms of this Agreement shall in all cases take precedence over any term or condition of any purchase order, delivery sheet or other document used by Carrier, regardless of whether or not such document is signed by an employee of Petro. No alteration or amendment to this Agreement shall be valid unless reduced to writing specifically referencing this Agreement, dated subsequent to this Agreement, and executed by both parties.

          g. Any notice to be provided under this Agreement shall be in writing, to the addresses set forth herein. Notice shall be deemed received (i) immediately if given via facsimile; (ii) next day if sent via overnight courier; or (iii) 2 days after deposit in the United States Mail, if sent certified mail, return receipt requested.

          h. Nothing contained herein is intended to create a joint venture, partnership or other business venture between Carrier and Petro. The terms and provisions herein reflect solely the intention of the parties to agree upon pricing terms which both Petro and Carrier have determined to be in their respective best interests.

     This Agreement is executed as of the day and year first written above.

                                    PETRO STOPPING CENTERS, L.P.


                                    By: /s/ EVAN C. BRUDAHL
                                        -----------------------------------
                                    Name: Evan C. Brudahl
                                          ---------------------------------
                                    Title: Sr. VP Operations
                                           --------------------------------

                                    Notice Address:
                                    6080 Surety Drive
                                    El Paso, TX 79905
                                    Telephone:  915-779-4711
                                    Fax:   (915) 774-7381 and (915) 774-7366
                                    (Legal Dept.)
                                    Attention:  Director of Fuel Purchasing


                                    CARRIER:

                                    C&R DISTRIBUTING, INC.


                                    By: /s/ JIM SINGLETON
                                        ----------------------------------
                                    Name: Jim Singleton
                                          --------------------------------
                                    Title: Vice President
                                           -------------------------------


                                    Notice Address:

                                    ______________________________________

                                    ______________________________________


                                    Telephone: ___________________________

                                    Fax:__________________________________

                                    Attention:____________________________

                                 "SCHEDULE A"
                                      to
                            FUEL CARRIER AGREEMENT
                                    between
                         PETRO STOPPING CENTERS, L.P.
                                      and
                            C&R DISTRIBUTING, INC.
                                     dated
                                 March 1, 2000

Term: March 1, 2000 through December 31, 2001 and continuing thereafter until Petro or Carrier cancels any of the described Stopping Centers with sixty (60) days written notice under the terms of this Agreement.

--------------------------------------------------------------------------------------------------------------------------
                                                                                     Carrier Rates
                                                                                         ($/Gal)
    Location            Supplier                Terminal Location                  Diesel       Gas       Minimum Gallons
--------------------------------------------------------------------------------------------------------------------------
Weatherford, TX    Mobil                Mobil Terminal, Ft. Worth, TX               0.011      0.0120   Diesel  17,682,870
                                                                                    0.014      0.0100   Gas      1,108,000
                                                                                    0.015
                  --------------------------------------------------------
                   Koch                 Koch Terminal, Euless, TX
                  --------------------------------------------------------
                   Conoco               Conoco Terminal, Grapevine, TX
                  --------------------------------------------------------
                   Citgo                Citgo Terminal, Southlake, TX,
                  --------------------------------------------------------
                   Exxon                Exxon Terminal, Dallas, TX
                  --------------------------------------------------------
                   Southwest Energy     Various Terminals
                   (Jobber)
                  --------------------------------------------------------
                   Jasper (Jobber)      Various Terminals
                  --------------------------------------------------------
                   Truman Arnold        Caddo Mills, TX (exchange)
                  -----------------------------------------------------------------------------------
                   Pride                Pride Terminal, Aledo, TX                  0.0098      -----
--------------------------------------------------------------------------------------------------------------------------
Beaumont           Mobil                Mobil Terminal, Hebert, TX                  0.009      0.008    Diesel  15,394,082
                                                                                                        Gas        677,081
                  --------------------------------------------------------
                   Southwest Energy     Various Terminals
                   (Jobber)
                  --------------------------------------------------------
                   Conoco               Port Arthur Terminal, Port
                                        Arthur,
                                        TX
                  --------------------------------------------------------
                   Exxon                Exxon Terminal, Hebert, TX
                  --------------------------------------------------------
                   Valero               Clark Terminal, Beaumont, TX
                  --------------------------------------------------------
                   Clark                Clark Terminal, Beaumont, TX
                  --------------------------------------------------------
                   Shamrock             Diamond Shamrock Terminal,
                                        Beaumont, TX
--------------------------------------------------------------------------------------------------------------------------
San Antonio        Mobil                Exxon Terminal, San Antonio, TX             0.009      0.009   Diesel   14,113,701
                                                                                                        Gas        821,000
                   -------------------------------------------------------
                   Koch                 Koch Terminal, San Antonio, TX
                   -------------------------------------------------------
                   Jasper (Jobber)      Various Terminals
                   -------------------------------------------------------
                   Diamond Shamrock     Diamond Shamrock Terminal, San
                                        Antonio, TX
                   -------------------------------------------------------
                   Southwest Energy     Various Terminals
                   (Jobber)
                   -------------------------------------------------------
                   Citgo                Citgo Terminal, San Antonio, TX
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                Carrier Rates
                                                                                   ($/Gal)
    Location            Supplier                Terminal Location                Diesel  Gas         Minimum Gallons
----------------------------------------------------------------------------------------------------------------------
Amarillo           Equilon              Texaco Terminal, Amarillo, TX            0.011      0.009   Diesel  28,794,108
                                                                                                    Gas      1,427,557
                   --------------------------------------------------------
                   Phillips             Phillips Terminal, Amarillo, TX
                   --------------------------------------------------------
                   Diamond Shamrock     Diamond Shamrock Terminal,
                                        Amarillo, TX
                   -------------------------------------------------------
                   Jasper (Jobber)      Various Terminals
                   -------------------------------------------------------
                   Pride                Pride Terminal, Amarillo, TX
                   -------------------------------------------------------
                   Davidson (Jobber)    Various Terminals
                   -------------------------------------------------------
                  Southwest Energy     Various Terminals
                  (Jobber)
----------------------------------------------------------------------------------------------------------------------
Hammond            Mobil                Marathon Terminal, Garyville, LA         0.016      0.016   Diesel  14,113,701
                                                                                                    Gas        821,000
                  --------------------------------------------------------
                   Murphy               Marathon Terminal, Garyville, LA
                  --------------------------------------------------------
                   Marathon             Marathon Terminal,
                                        Garyville, LA
                  --------------------------------------------------------
                   Jasper (Jobber)      Various Terminals
                  --------------------------------------------------------
                   Motiva               Star-Texaco Terminal, Kenner, LA
                  -------------------------------------------------------------------------------------
                   Citgo                Citgo Terminal, Lake Charles, LA          rate to be determined
----------------------------------------------------------------------------------------------------------------------
Knoxville, TN      Mobil                Marathon Terminal, Knoxville, TN         0.012      0.009   Diesel  26,801,193
                                                                                                    Gas      1,022,735
                  --------------------------------------------------------
                   TransMontaigne       Knoxville, TN
                  --------------------------------------------------------
                   Marathon             Marathon Terminal, Knoxville, TN
                  --------------------------------------------------------
                   Conoco               Knoxville, TN
                  --------------------------------------------------------
                   Valero               Cummins Terminal, Knoxville, TN
                  --------------------------------------------------------
                   Southwest Energy     Various Terminals
                   (Jobber)
                  --------------------------------------------------------
                   Koch                 Cummins,Southern,Citgo &Phillips
                                        Terminals, Knoxville, TN
                  --------------------------------------------------------
                   Murphy               Southern Terminal, Knoxville, TN
                  --------------------------------------------------------
                   Mclure (Jobber)      Various Terminals
                  --------------------------------------------------------
                   Mapco/Williams       Williams Terminal, Knoxville, TN
----------------------------------------------------------------------------------------------------------------------
Milan              Mobil                Navajo Terminal, Albuquerque, NM         0.023      0.022   Diesel  14,666,633
                                                                                                    Gas      1,036,000
                  ---------------------------------------------------------
                   Chevron              Chevron Terminal, Albuquerque,
                                        NM
                  ---------------------------------------------------------
                   Phillips             Phillips Terminal, Albuquerque, NM
                  ---------------------------------------------------------
                   Diamond Shamrock     Diamond Shamrock Terminal,
                                        Albuquerque, NM
                  ---------------------------------------------------------
                   Southwest Energy     Various Terminals
                   (Jobber)
                  -------------------------------------------------------------------------------------
                   Giant                Giant Terminal, Milan, NM                 rate to be determined
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                Carrier Rates
                                                                                   ($/Gal)
    Location            Supplier                Terminal Location                Diesel  Gas         Minimum Gallons
----------------------------------------------------------------------------------------------------------------------
Oklahoma City      Amoco                Bp Amoco Terminal, Oklahoma                  0.011  0.010   Diesel  14,108,387
                                        City, OK                                                    Gas        565,829
----------------------------------------------------------------------------------------------------------------------
                   Northridge (Jobber)  Various Terminals
----------------------------------------------------------------------------------------------------------------------
                   Conoco               Conoco Terminal, Oklahoma City,
                                        OK
----------------------------------------------------------------------------------------------------------------------
                   Lion                 Conoco Terminal,
                                        Oklahoma City, OK
----------------------------------------------------------------------------------------------------------------------
                   Gary Williams        Williams Terminal,
                                        Oklahoma City, OK
----------------------------------------------------------------------------------------------------------------------
                   Valero               Williams Terminal,
                                        Oklahoma City, OK
----------------------------------------------------------------------------------------------------------------------
                   Transmontaigne       Willliams Terminal,
                                        Oklahoma City, OK
----------------------------------------------------------------------------------------------------------------------
                   Southwest Energy     Various Terminals
                   (Jobber)
----------------------------------------------------------------------------------------------------------------------
Ocala              Transmontaigne       Tampa, FL                                     0.03  0.029   Diesel  14,507,428
                                                                                                    Gas      1,200,000
----------------------------------------------------------------------------------------------------------------------
                   Murphy               Tampa, FL
----------------------------------------------------------------------------------------------------------------------
                   Marathon             Marathon Terminal, Tampa, FL
----------------------------------------------------------------------------------------------------------------------
                   Mclure (Jobber)      Various Terminals
----------------------------------------------------------------------------------------------------------------------
                   Koch                 Chevron Terminal, Tampa, FL
----------------------------------------------------------------------------------------------------------------------
                   Motiva               Gatx-Marathon Terminals, Tampa,
                                        FL
----------------------------------------------------------------------------------------------------------------------
                   Valero               Gatx Terminal, Tampa, FL
----------------------------------------------------------------------------------------------------------------------


NOTE 1: Carrier is required to scale in and out and meter in and out at the above location(s) when making deliveries.


                    ____________________                 _________________
               Initials of Carrier's Signatory     Initials of Petro's Signatory